                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 27, 1998

                           REGENESIS HOLDINGS, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               FLORIDA                    1-12350             65-0611607
    ----------------------------        -----------         -------------
    (State or Other Jurisdiction        (Commission         (IRS Employer
           of Incorporation             File Number)        Identification
                                                               Number)

                              19 Hillsyde Court
                         Cockeysville, Maryland 21030
                 --------------------------------------------
                 (Address of executive offices and zip code)

Registrant's telephone number, including area code:   (410) 628-0050


                         7777 Glades Road, Suite 211
                          Boca Raton, Florida 33434
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On June 29, 1998, Zirk Engelbrecht and Mario Gambuzzo were appointed as directors of Regenesis Holdings, Inc. each to serve until the next regularly scheduled election of directors, as provided in the Articles and By-Laws of the Corporation. On June 29, 1998, Zirk Engelbrecht was appointed President of the Company.

         On June 29, 1998, C. Lawrence Rutstein resigned as President and Chief Executive Officer of the Company. On June 29, 1998, Mr. Rutstein resigned as Chairman of the Board of Directors of the Company.

         On June 29, 1998, Robert L. Hausman resigned as a Director of the Company.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENESIS HOLDINGS, INC.


                                        By:________________________________
                                             Zirk Engelbrecht
                                             President


DATED: July 27, 1998